SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2006

                                ACIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                           Nevada 000-49724 91-2079553
                    (State Or Other (Commission (IRS Employer
                          Jurisdiction Of File Number)
                               Identification No.)
                                 Incorporation)

              14 Wall Street, Suite 1620, New York, New York 10005
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 361-5540

                                 Not Applicable
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

On May 5, 2006, we entered into a new employment agreement with Oleg Firer, our President and Chief Executive Officer. On May 5, 2006, we also entered into an employment agreement with Jeffrey A. Tischler, our Executive Vice President, Chief Financial Officer and Treasurer. The terms of each employment agreement are set forth below.

Employment Agreement with Oleg Firer
The terms of Mr. Firer's employment agreement supersede the terms of the employment agreement between Atlantic Synergy, Inc. and Mr. Firer dated July 1, 2004. In connection with such previous employment agreement, on July 1, 2004 Mr. Firer was granted stock options to purchase 1,845,825 shares of our common stock at an exercise price of $1.00 per share (the "2004 Option Grant"), which options vest ratably on a quarterly basis over a 3 year period from the date of grant and expire on July 1, 2009.

Mr. Firer's employment agreement provides for a base salary of $215,000 on an annualized basis, subject to periodic adjustments. Mr. Firer is eligible to earn periodic incentive bonuses, based upon the achievement of milestones and objectives established by our Board of Directors or Compensation Committee. For the fiscal year ending March 31, 2007, Mr. Firer is eligible to earn quarterly incentive bonus payments in the aggregate annual maximum amount of up to 70% of his base salary based upon the achievement of milestones and objectives established by our Board of Directors relating to revenue growth, net income, and cash flow from operations. Under the employment agreement, Mr. Firer also is eligible to earn annual discretionary bonuses. The target discretionary bonus for the fiscal year ending March 31, 2007 is 30% of his base salary, however, the actual amount of the discretionary bonus may be less than or greater than the target amount in the discretion of our Board of Directors or Compensation Committee.

Mr. Firer is eligible to receive from time to time stock option grants and/or restricted stock awards in amounts to be approved by our Board of Directors or Compensation Committee in its discretion and to participate in all of our employee benefit plans and programs (excluding severance plans, if any) as we generally maintain for the benefit of our senior executive-level employees.

Mr. Firer also is entitled to a car allowance of up to $1,500 per month. We also will pay, or reimburse Mr. Firer, for the premium payments (not to exceed $1,350 per month) for a whole life insurance policy of up to $1,000,000, naming Mr. Firer's designee as beneficiary.

Mr Firer's employment under the employment agreement continues for 3 years (with automatic 1-year renewals, unless either we or Mr. Firer provides the other with at least 90 days advance notice of non-renewal), unless earlier terminated (a) as a result of Mr. Firer's death of "disability," (b) by us, with or without "cause," (c) by Mr. Firer with or without "good reason," or (d) by mutual agreement.


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If Mr. Firer's employment is terminated by us for "cause," by Mr. Firer without
"good reason," or by mutual agreement, then (a) Mr. Firer is entitled only to his accrued compensation and vested benefits, (b) all options granted pursuant to the 2004 Option Grant that are unvested as of the date of termination shall be forfeited, and (c) any options granted pursuant to the 2004 Option Grant that are vested as of the date of termination will remain exercisable for a period of 30 days following termination (but not later than July 1, 2009). If Mr. Firer's employment is terminated as a result of the expiration of the term, then (a) Mr. Firer is entitled only to his accrued compensation and vested benefits and (b) any options granted pursuant to the 2004 Option Grant that are vested as of the date of expiration will remain exercisable until July 1, 2009. In the event of Mr. Firer's death, in addition to paying and/or providing the accrued compensation and vested benefits to his estate, we will waive his eligible dependents' healthcare continuation payments under COBRA for 12 months. In the event of a termination as a result of Mr. Firer's "disability," in addition to the accrued compensation and vested benefits, we will provide subsidized COBRA coverage to Mr. Firer for 12 months. If we terminate Mr. Firer's employment without `cause," or if he resigns for "good reason," then, in addition to accrued compensation and vested benefits, he will be entitled to (a) continuation of his base salary for a period of 12 months or through the end of the term, whichever is longer, and (b) subsidized COBRA coverage for a period of 12 months. Also, upon our termination without "cause," termination by Mr. Firer for "good reason," or as a result of his death of "disability," all of the options granted under the 2004 Option Grant will be deemed fully vested and will remain exercisable until July 1, 2009. Except with respect to accrued compensation and vested benefits, Mr. Firer is not entitled to the post-termination payments or benefits unless he executes and delivers (and does not revoke) a general release in favor of us and certain related parties.

If we terminate Mr. Firer's employment without "cause," or if Mr. Firer terminates his employment for "good reason" during the period beginning 3 months prior to a "change in control" and ending 24 months following a "change in control," then, in addition to the accrued compensation and vested benefits, he will be entitled to (a) continuation of his base salary for a period of 36 months, and (b) subsidized COBRA coverage for a period of 18 months. These payments and benefits are in lieu of the severance payments and benefits described in the preceding paragraph and are conditioned upon his execution of a general release in favor of us and certain related parties.

The options granted under the 2004 Options Grant will vest upon a "change in control."

In the event that any payment, coverage or benefit provided under the employment agreement would not be deemed to be deductible in whole or in part in the calculation of our federal income tax by reason of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") the aggregate payments, coverages or benefits shall be reduced to the "safe harbor" level under 280G of the Code so that the entire amount paid to Mr. Firer will be deductible notwithstanding
Section 280G of the Code.

A copy of Mr. Firer's employment agreement is being filed with this Current Report on Form 8-K as Exhibit 10.1.

Employment Agreement with Jeffrey A. Tischler
The terms of Mr. Tischler's employment agreement supersede the terms of his employment offer letter dated May 4, 2005. In connection with such offer letter, in May 2005 Mr. Tischler was granted stock options to purchase 922,900 shares of our common stock at an exercise price of $1.00 per share, which options vest ratably on a quarterly basis over a 2 year period from the date of grant and expire on July 1, 2009 and warrants to purchase 720,000 shares of our common stock at an exercise price of $.50 per share, which warrants vest ratably on a semi-annual basis over a 1 year period from the date of grant and expire on May 9, 2010 (the "2005 Grant").

Mr. Tischler's employment agreement provides for a base salary of $180,000 on an annualized basis, subject to periodic adjustments. Mr. Tischler is eligible to earn periodic incentive bonuses, based upon the achievement of milestones and objectives established by our Board of Directors or Compensation Committee. For the fiscal year ending March 31, 2007, Mr. Tischler is eligible to earn quarterly incentive bonus payments in the aggregate annual maximum amount of up to 50% of his base salary based upon the achievement of milestones and objectives established by our Board of Directors relating to revenue growth, net income, and cash flow from operations. Under the employment agreement, Mr. Tischler also is eligible to earn annual discretionary bonuses. The target discretionary bonus for the fiscal year ending March 31, 2007 is 25% of his base salary, however, the actual amount of the discretionary bonus may be less than or greater than the target amount in the discretion of our Board Directors or Compensation Committee.

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Mr. Tischler is eligible to receive from time to time stock option grants and/or restricted stock awards in amounts to be approved by our Board of Directors or Compensation Committee in its discretion and to participate in all of our employee benefit plans and programs (excluding severance plans, if any) as we generally maintain for the benefit of our senior executive-level employees.

We also will pay, or reimburse Mr. Tischler, for the premium payments (not to exceed $1,000 per month) for a whole life insurance policy of up to $1,000,000 naming Mr. Tischler's designee as beneficiary.

Mr. Tischler's employment under the employment agreement continues for 1 year (with automatic 1 year renewals, unless either we or Mr. Tischler provides the other with at least 90 days advance notice of non-renewal), unless earlier terminated (a) as a result of Mr. Tischler's death of "disability," (b) by us, with or without "cause," (c) by Mr. Tischler with or without "good reason," or
(d) by mutual agreement.

If Mr. Tischler's employment is terminated by us for "cause," by Mr. Tischler without "good reason," or by mutual agreement, then (a) Mr. Tischler is entitled only to accrued compensation and vested benefits, (b) all options and warrants granted pursuant to the 2005 Grant that are unvested as of the date of termination shall be forfeited, and (c) any options and warrants granted pursuant to the 2005 Grant that are vested as of the date of termination will remain exercisable for a period of 30 days following termination, but (i) with respect to the options, not later than July 1, 2009, and (ii) with respect to the warrants, not later than May 9, 2010. If Mr. Tischler's employment is terminated as a result of the expiration of the term, then (a) Mr. Tischler is entitled only to his accrued compensation and vested benefits, and (b) any options and warrants granted pursuant to the 2005 Grant shall continue to vest in accordance with their terms and (i) with respect to such options, shall remain exercisable until July 1, 2009, and (ii) with respect to such warrants, shall remain exercisable until May 9, 2010. In the event of Mr. Tischler's death, in addition to paying and/or providing the accrued compensation and vested benefits to his estate, we will waive his eligible dependents' healthcare continuation payments under COBRA for 12 months. In the event of a termination as a result of Mr. Tischler's "disability," in addition to the accrued compensation and vested benefits, we will provide subsidized COBRA coverage to Mr. Tischler for 12 months. If Mr. Tischler's employment is terminated by us without "cause" or he resigns for "good reason," then, in addition to accrued compensation and vested benefits, he will be entitled to (a) continuation of his base salary for a period of 9 months or through the end of the term, whichever is longer, and (b) subsidized COBRA coverage for a period of 9 months. Also, if Mr. Tischler's employment is terminated by us without "cause," by Mr. Tischler for "good reason," or as a result of his death of "disability," all of the options and warrants granted under the 2005 Grant will be deemed fully vested and (i) with respect to such options, shall remain exercisable until July 1, 2009, and (ii) with respect to such warrants, shall remain exercisable until May 9, 2010. Except with respect to accrued compensation and vested benefits, Mr. Tischler is not entitled to the post-termination payments or benefits unless he executes and delivers (and does not revoke) a general release in favor of us and certain related parties.

If we terminate Mr. Tischler's employment without "cause" or if Mr. Tischler terminates his employment for "good reason" during the period beginning 3 months prior to a "change in control" and ending 24 months following a "change in control," then, in addition to the accrued compensation and vested benefits, he will be entitled to (a) continuation of his base salary for a period of 24 months, and (b) subsidized COBRA coverage for a period of 18 months. These payments and benefits are in lieu of the severance payments and benefits described in the preceding paragraph above and are conditioned upon his execution of a general release in favor of us and certain related parties.

The options and warrants granted under the 2005 Grant will vest upon a "change in control."

In the event that any payment, coverage or benefit provided under the employment agreement would not be deemed to be deductible in whole or in part in the calculation of our federal income tax by reason of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") the aggregate payments, coverages or benefits shall be reduced to the "safe harbor" level under 280G of the Code so that the entire amount paid to Mr. Tischler will be deductible notwithstanding Section 280G of the Code.

A copy of Mr. Tischler's employment agreement is being filed with this Current Report on Form 8-K as Exhibit 10.2.


Item 3.02.  Unregistered Sales of Equity Securities.

On March 3, 2006, pursuant to a private placement exempt under Section 4(2) of the Securities Act of 1933, we sold 500,000 shares of our common stock to each of Bonnie Wachtel and Wendie Wachtel at a per share price of $0.10 per share, for an aggregate offering price of $50,000 per investor. We also sold 85,227 shares of our common stock pursuant to a private placement exempt under Section 4(2) of the Securities Act of 1933 to Elite Financial Communications on April 1, 2006, for an aggregate purchase price of $9,000. On February 24, 2006, we issued 1,100,000 shares of our common stock upon the exercise of warrants to purchase shares of our common stock held by four separate investors, which warrants were sold in a private placement pursuant to Section 4(2) of the Securities Act of 1933. Jeffrey A. Tischler, the Chief Financial Officer of the Company, was issued 1,650,000 restricted shares of common stock of the Company pursuant to a Restricted Stock Award Agreement, effective February 1, 2006 between us and Mr. Tischler, as a private placement pursuant to Section 4(2) and Regulation D of the Securities Act of 1933.

Following the transactions reported above, the Company had 50,648,978 shares of its common stock issued and outstanding.


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Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

      Exhibit 10.1 - Employment Agreement between Acies Corporation and Oleg Firer, dated May 5, 2006.

      Exhibit 10.2 - Employment Agreement between Acies Corporation and Jeffrey
A. Tischler, dated May 5, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACIES CORPORATION


                                       By:    /s/ Jeffrey A. Tischler
                                          ------------------------------------
                                       Name:  Jeffrey A. Tischler
                                       Title: Chief Financial Officer

Dated:  May 12, 2006


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Exhibit 10.1